       1                                                      Exhibit 24

                             POWER OF ATTORNEY


     Know all men by these presents, that each person whose signature appears below does hereby constitute and appoint F. Mark Kuhlmann and Steven N. Frank and each of them, acting severally, his true and lawful attorneys and agents to execute, in his or her name, place and stead (whether on behalf of McDonnell Douglas Corporation, as an officer or director thereof, or otherwise) McDonnell Douglas Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, and to file the same with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have duly executed this power of attorney as of the 22 day of March, 1994.


/s/ John F. McDonnell                 /s/ Julian B. Goodman
- -----------------------------          ----------------------------
John F. McDonnell                     Julian B. Goodman

/s/ John H. Biggs                     /s/ William S. Kanaga
- -----------------------------         -----------------------------
John H. Biggs                         William S. Kanaga

/s/ B. A. Bridgewater, Jr.            /s/ James S. McDonnell III
- --------------------------            -----------------------------
B. A. Bridgewater, Jr.                James S. McDonnell III

/s/ Beverly B. Byron                  /s/ Sanford N. McDonnell
- --------------------------            -----------------------------
Beverly B. Byron                      Sanford N. McDonnell

/s/ William E. Cornelius              /s/ George A. Schaefer
- --------------------------            ------------------------------
William E. Cornelius                  George A. Schaefer

/s/ William H. Danforth               /s/ Herbert J. Lanese
- --------------------------            ------------------------------
Willam H. Danforth                    Herbert J. Lanese

/s/ Kenneth M. Duberstein
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Kenneth M. Duberstein                 Gerald A. Johnston